UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8‑K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 30, 2017

CHEMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1‑8351	31‑0791746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Chemed Center, 255 East 5th Street, Cincinnati, OH 45202
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:
(513) 762‑6690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240-14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Section 1 – Registrant’s Business and Operation

Item 1.01 – Entry Into a Material Definitive Agreement

(A)	Settlement Agreement with the United States

On October 30, 2017, Chemed Corporation (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”), which will resolve the pending civil litigation brought by the United States Department of Justice (“DOJ”) on behalf of the Office of Inspector General of the Department of Health and Human Services (“OIG”) and the relators under a lawsuit concerning hospice operations of Chemed’s VITAS Healthcare Corporation subsidiary (“VITAS”).  The litigation involved patient eligibility for the Routine Home Care and Continuous Home Care levels of hospice services, provided by VITAS from July 24, 2002 through May 2, 2013.

Under the Settlement Agreement, a copy of which is attached as Exhibit 10.1, the Company will pay $75.5 Million plus interest.  In addition, the Company has agreed to pay certain attorney fees and expenses of qui tam relators.  The Company made this payment during the fourth quarter of 2017.  The Company previously recorded a $90 million loss reserve ($55.8 million after-tax) related to the Settlement Agreement and associated costs in the second quarter of 2017.

Under the Settlement Agreement, the United States agrees to release the Company, VITAS, and its hospice operating subsidiaries from any civil or administrative monetary liability relating to any patients’ disputed terminal medical prognosis of six months or less; a lack of medical necessity for billed Continuous Home Care, General Inpatient Care, or Respite Care levels of hospice care; or that the claims for those levels of hospice care were not eligible for payment for any other reason.  The OIG agrees, conditioned on the Company’s full payment and in consideration of VITAS’s obligations under the Corporate Integrity Agreement (as defined and described below), to release its permissive exclusion rights and refrain from instituting any administrative action seeking to exclude the Company, VITAS, and its affiliates from participating in Medicare, Medicaid, or other federal healthcare programs in this regard.

The Settlement Agreement will also resolve allegations made against the Company by various qui tam relators, who will be required to dismiss their claims with prejudice.

The Settlement Agreement reflects the Company’s disagreement with the United States’ claims and contains no admissions of facts or liability on the part of the Company or any of its subsidiaries.

(B)	The Corporate Integrity Agreement with the Office of Inspector General of the Department of Health and Human Services

On October 30, 2017, VITAS and certain of its subsidiaries entered into a Corporate Integrity Agreement (“CIA”) with the OIG, a copy of which is attached as Exhibit 10.2.  The CIA formalizes various aspects of VITAS’s already existing Compliance Program and contains other requirements designed to help ensure ongoing compliance with federal healthcare program requirements.  It has a term of five years during which it imposes monitoring, reporting, certification, oversight, screening and training obligations, certain of which have previously been implemented by VITAS.  It also requires VITAS to engage an Independent Review Organization to perform auditing and review functions and to prepare reports regarding compliance with federal healthcare programs.  In the event of breach of the CIA, VITAS could become liable for payment of stipulated penalties or could be excluded from participation in federal healthcare programs.

These descriptions of the Settlement Agreement and CIA are qualified in their entirety by the full terms of each, attached as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

On October 31, 2017, the Company issued a Press Release “Chemed settles DOJ Litigation”, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information presented in Item 7.01 of this Current Report on Form 8-K and its Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“The Exchange Act”), or otherwise subject to the liability of that section, nor shall this information be deemed incorporated by reference in any filing made by Chemed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

10.01 Settlement Agreement effective October 30, 2017 by and among the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services, VITAS Hospice Services, L.L.C., VITAS Healthcare Corporation, VITAS Healthcare Corporation of California, VITAS Healthcare Corporation of Illinois, VITAS Healthcare Corporation of Florida, VITAS Healthcare Corporation of Ohio, VITAS Healthcare Corporation of Atlantic, VITAS Healthcare of Texas, L.P., VITAS Healthcare Corporation Midwest, VITAS Healthcare Corporation of Georgia, Chemed Corporation, and the various Relators named therein.

10.02 Corporate Integrity Agreement effective October 30, 2017 between the Office of Inspector General of the Department of Health and Human Services and VITAS Hospice Services, L.L.C., VITAS Healthcare Corporation, VITAS Healthcare Corporation of California, VITAS Healthcare Corporation of Illinois, VITAS Healthcare Corporation of Florida, VITAS Healthcare Corporation of Ohio, VITAS Healthcare Corporation of Atlantic, VITAS Healthcare of Texas, L.P., VITAS Healthcare Corporation Midwest, and VITAS Healthcare Corporation of Georgia.

99.1 Press Release dated October 31, 2017 titled “Chemed finalizes Settlement Agreement with Government - Settlement Brings Previously Announced DOJ Civil Investigation and False Claims Act Litigation to a Close” (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

CHEMED CORPORATION

Dated:	November 2, 2017	By:	/s/ Michael D. Witzeman
		Name:	Michael D. Witzeman
		Title:	Vice President and Controller

Exhibit Index

Exhibit	Description

10.01
Settlement Agreement, effective October 30, 2017 by and among the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General of the Department of Health and Human Services, VITAS Hospice Services, L.L.C., VITAS Healthcare Corporation, VITAS Healthcare Corporation of California, VITAS Healthcare Corporation of Illinois, VITAS Healthcare Corporation of Florida, VITAS Healthcare Corporation of Ohio, VITAS Healthcare Corporation of Atlantic, VITAS Healthcare of Texas, L.P., VITAS Healthcare Corporation Midwest, VITAS Healthcare Corporation of Georgia, Chemed Corporation, and the various Relators named therein.

10.02
Corporate Integrity Agreement, effective October 30, 2017 between the Office of Inspector General of the Department of Health and Human Services and VITAS Hospice Services, L.L.C., VITAS Healthcare Corporation, VITAS Healthcare Corporation of California, VITAS Healthcare Corporation of Illinois, VITAS Healthcare Corporation of Florida, VITAS Healthcare Corporation of Ohio, VITAS Healthcare Corporation of Atlantic, VITAS Healthcare of Texas, L.P., VITAS Healthcare Corporation Midwest, and VITAS Healthcare Corporation of Georgia.

99.1
Press Release dated October 31, 2017 titled “Chemed finalizes Settlement Agreement with Government - Settlement Brings Previously Announced DOJ Civil Investigation and False Claims Act Litigation to a Close” (furnished only).